UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   June 11, 2003
                                                      -----------------


                             PARLEX CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
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      (Commission File Number)            (IRS Employer Identification No.)



One Parlex Place, Methuen, Massachusetts                01844
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(Address of Principal Executive Offices)             (Zip Code)


                               (978) 685-4341
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            (Registrant's Telephone Number, Including Area Code)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

      On June 12, 2003, Parlex Corporation (the "Company") completed two sale-leaseback transactions relating to its worldwide headquarters and primary operating facility in Methuen, Massachusetts (the "Methuen Property"), and the headquarters and operating facility of its wholly-owned subsidiary, Poly-Flex Circuits, Inc., located in Cranston, Rhode Island (the "Cranston Property").

      The Methuen Property was purchased by Taurus Methuen, LLC (the "Methuen Buyer") for a total maximum purchase price of $9,000,000. The purchase price was paid (i) with an initial payment, at closing, of $5,350,000, and (2) with a promissory note in the amount of $2,650,000. The promissory note is for a three (3) year term with a one (1) year extension at the sole option of the Methuen Buyer. Payments under the note are interest only until the maturity date, at which time the entire principal must be paid, provided there is no default under the related lease. Additionally, the purchase price shall increase on June 30, 2004, and each June 30th thereafter through and including June 30, 2009, by $200,000, up to a maximum aggregate of $1,000,000, if in the immediately preceding twelve
(12) months the Company has met certain financial milestones. In addition, the Company is required to maintain an irrevocable standby letter of credit in the amount of $750,000 in favor of the Methuen Buyer to ensure performance under the related lease.

      The Cranston Property was purchased by Taurus Cranston, LLC (the "Cranston Buyer") for a total purchase price of $3,000,000. In addition, the Company is required to maintain an irrevocable standby letter of credit in the amount of $250,000 in favor of the Cranston Buyer to ensure performance under the related lease.

      The Methuen Buyer and Cranston Buyer are affiliated entities. The sole member of each of the Methuen Buyer and the Cranston Buyer is Taurus Cranston/Methuen Limited Partnership. The general partner of Taurus Cranston/Methuen Limited Partnership is Taurus New England XXIV Limited Partnership, whose general partner is Taurus Cranston/Methuen LLC.

      The Company's Board of Directors unanimously authorized the transactions primarily in order to reduce the indebtedness of the Company and improve cash flow.

      The information set forth above is qualified in its entirety by reference to (1) the Purchase and Sale Agreements for each of the properties, and the amendments thereto, copies of which are filed herewith as Exhibits 10.AA through 10.FF, and (2) the Leases for each of the properties, copies of which are filed herewith as Exhibits 10.GG and 10.HH.

Item 5.  OTHER EVENTS.
         -------------

      On June 11, 2003, the Company refinanced its outstanding revolving loan indebtedness by entering into a revolving loan facility with Silicon Valley Bank ("SVB"). The new revolving loan facility replaced the Company's prior loan facility, and indebtedness under, the Company's Loan Agreement dated March 1, 2000, as subsequently amended, with Fleet Bank, which was due to expire on December 31, 2003. The proceeds of the sale-leaseback transaction described


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in Item 2, above, were also used in connection with the repayment of the
Fleet Bank loan facility.

      The new loan facility is for a revolving line of credit with a maximum credit limit of $10,000,000, and is secured by a lien on all of the Company's personal property. The facility is for a term of two years. In connection with the facility, the Company granted SVB a warrant to purchase up to 25,000 shares of the Company's Common Stock at an exercise price equal to the average trading price for the twenty (20) trading days preceding the closing of the transaction. The exercise price was therefore established at $6.885 per share. The exercise price is subject to adjustment for the issuance of dividends payable in shares, stock splits and other, similar corporate actions. In addition, the Company granted SVB certain "piggyback" registration rights in connection with the warrant.

      The information set forth above is qualified in its entirety by reference to (1) The Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.II, (2) the Warrant, a copy of which is filed herewith as Exhibit 4.A, and (3) the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.B.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      (c)   Exhibits.

            (4.A)  Warrant, dated June 11, 2003, issued to Silicon Valley
                   Bank.

            (4.B) Registration Rights Agreement, dated June 11, 2003, by and between Silicon Valley Bank and Parlex Corporation.

            10.AA Purchase and Sale Agreement, dated May 8, 2003, by and between Taurus Methuen LLC, as buyer, and Parlex Corporation, as seller.

            10.BB First Amendment to Purchase and Sale Agreement, dated May 23, 2003, by and between Taurus Methuen LLC, as buyer, and Parlex Corporation, as seller.

            10.CC Second Amendment to Purchase and Sale Agreement, dated June 3, 2003, by and between Taurus Methuen LLC, as buyer, and Parlex Corporation, as seller.

            10.DD Purchase and Sale Agreement, dated May 8, 2003, by and between Taurus Cranston LLC, as buyer, and Poly-Flex Circuits, Inc., as seller.

            10.EE First Amendment to Purchase and Sale Agreement, dated May 23, 2003, by and between Taurus Cranston LLC, as buyer, and Poly-Flex Circuits, Inc., as seller.

            10.FF Second Amendment to Purchase and Sale Agreement, dated June 3, 2003, by and between Taurus Cranston LLC, as buyer, and Poly-Flex Circuits, Inc., as seller.


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            10.GG  Lease, dated June 12, 2003, by and between Taurus
                   Methuen, LLC, as landlord, and Parlex Corporation, as tenant, for the premises located at One Parlex Place, Methuen, Massachusetts.

            10.HH Lease, dated June 12, 2003, by and between Taurus Cranston, LLC, as landlord, and Poly-Flex Circuits, Inc., as tenant, for the premises located at 28 Kenney Drive, Cranston, Rhode Island.

            10.II Loan and Security Agreement, dated June 11, 2003, by and among Silicon Valley Bank, as lender, and Parlex Corporation, Poly-Flex Circuits, Inc. and Parlex Dynaflex Corporation, as borrowers.

            99.1   Press Release of Parlex Corporation dated June 16, 2003.

            99.2 Corrected Press Release of Parlex Corporation dated June 19, 2003.



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARLEX CORPORATION
                                           (Registrant)



                                       By: /s/ Peter J. Murphy
                                           ---------------------------
                                           Peter J. Murphy
                                           President and
                                           Chief Executive Officer

Dated:  June 20, 2003


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